UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2012

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    Management Incentive Compensation Plan

On August 13, 2012, the Compensation Committee of the Board of Directors of Cree, Inc. (the “Company”) amended the Cree, Inc. Management Incentive Compensation Plan (as amended, the “MICP”). The MICP is designed to motivate and reward excellent performance, to attract and retain outstanding senior management, to create a strong link between individual performance and the Company’s strategic and operating plans, to achieve greater corporate performance by focusing on results, and to encourage teamwork at the highest levels within the organization by providing opportunities for cash incentives based on the attainment of specific goals. The MICP is effective for the Company’s fiscal years beginning on or after June 25, 2012, except as provided below, and covers executive officers (other than the Chief Executive Officer), other senior level managers who report directly to the Chief Executive Officer and other key employees who have been identified as participants by the Chief Executive Officer.

Target awards under the MICP are expressed as a percentage of salary and vary based on position. Awards are determined based on performance measures in two categories: corporate goals, set both annually and quarterly, and individual goals, which are established quarterly. Annual corporate performance goals are one or more financial targets, as recommended by the CEO and approved by the Compensation Committee at the beginning of the year. The financial targets approved by the Compensation Committee for fiscal 2013 are stated in terms of revenue and non-GAAP pre-tax income. Effective for fiscal 2012 and subsequent years, quarterly corporate performance goals are one or more financial targets established by the CEO for a fiscal quarter at the beginning of the quarter. For fiscal 2012, the financial targets were stated in terms of non-GAAP operating income. For fiscal 2013, the financial targets are stated in terms of non-GAAP operating income, unless different measures are approved by the CEO. Individual goals are also established at the beginning of each fiscal quarter. These goals include individual performance goals specific to such individual or his or her business unit’s performance for the quarter. Quarterly corporate goals and individual goals are measured at quarter end, and any corresponding awards are paid to eligible participants following approval of the award amounts by the Chief Executive Officer. The actual awards paid to participants, if any, may vary with the level of achievement of the corresponding goals.

Unless otherwise approved by the Compensation Committee in the case of executive officers or by the Chief Executive Officer in any other case, and except in the case of termination due to death or disability or in connection with a change in control, eligible participants must be employed by the Company on the last day of the performance period in order to receive payment for an award under the MICP. The MICP provides that, in the event of a change in control, the Company’s performance against the quarterly corporate goals and each participant’s performance measurement against individual goals for any performance period ending after the effective date of the change in control will be deemed to be 100%, the Company’s performance against the annual corporate goals will be deemed to be at least 100%, and the associated awards will be paid regardless of whether the participant remains employed during or at the end of the performance period.

The foregoing description of the MICP is subject to and qualified in its entirety by the MICP, which is included as Exhibit 10.1 to this report and incorporated herein by reference.
Grant of Performance Units
On August 13, 2012, the Compensation Committee of the Company’s Board of Directors approved the grant of performance units to Charles M. Swoboda, the Company’s Chairman, Chief Executive Officer and President under the Company’s 2004 Long-Term Incentive Compensation Plan, as amended (the “LTIP”), which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, dated October 25, 2011, as filed with the Securities and Exchange Commission on October 27, 2011. The performance units are designed to provide Mr. Swoboda annual incentive compensation if the Company’s financial performance for fiscal 2013 achieves a pre-established non-GAAP pre-tax income threshold. Any payment under the performance units will be paid in cash. Utilizing an award under the LTIP permits the award to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Mr. Swoboda is eligible to receive pursuant to his performance units an annual incentive award determined by multiplying his base salary, his target award level and a performance measurement (specified as a percentage between 0% and 200%) derived by comparing the Company’s fiscal 2013 financial performance against pre-established revenue and non-GAAP pre-tax income targets. In the event of a change in control during fiscal 2013, the percentage for each measure will be not less than 100%. The performance units awarded to Mr. Swoboda for fiscal 2013 were granted pursuant to the terms of a Notice of Grant dated August 13, 2012 and a Master Performance Unit Award Agreement dated August 18, 2008 (the “Swoboda Award Agreement”). Mr. Swoboda’s target award level is set at 100% of his base salary.

Except as provided in the Company’s Severance Plan for Section 16 Officers (filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2008) and except as provided with respect to death or long-term disability or a change in control, (i) Mr. Swoboda must be continuously employed by the Company in the position referenced above through the last day of the performance period, (ii) the performance units will not be considered earned by Mr. Swoboda until the last day of the performance period, and (iii) if Mr. Swoboda terminates his employment prior to the last day of the performance period, with or without cause, he will forfeit his performance units. If there is a change in control and Mr. Swoboda’s employment terminates on or prior to June 30, 2013, Mr. Swoboda will not be entitled to payment under his performance units; however, he is entitled to payment of a similar amount under his Change in Control Agreement filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2008.

The foregoing description of the grant of performance units is subject to and qualified in its entirety by the Notice of Grant included as Exhibit 10.2 to this report and the Swoboda Award

Agreement included as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 22, 2008, each of which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
Exhibit 10.1	Management Incentive Compensation Plan
Exhibit 10.2	Notice of Grant to Charles M. Swoboda, dated August 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Michael E. McDevitt
Michael E. McDevitt
Vice President and Interim Chief Financial Officer

Date: August 17, 2012

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Management Incentive Compensation Plan
Exhibit 10.2	Notice of Grant to Charles M. Swoboda, dated August 13, 2012